Prospectus Supplement

John Hancock Funds II
Supplement dated June 21, 2018 to the current Summary Prospectus, as may be supplemented

John Hancock Natural Resources Fund (the “fund”)

At its in-person meeting held on June 19–21, 2018, the Board of Trustees of John Hancock Funds II approved the closing and liquidation of the fund pursuant to a Plan of Liquidation. As of the close of business on or about October 19, 2018, there are not expected to be any shareholders in the fund, and the fund will be liquidated on such date.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.